Exhibit No. 4(b)

SERIES SUPPLEMENT

This SERIES SUPPLEMENT dated as of June 29, 2007 (this “Series Supplement”), by and between RSB BONDCO LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“Deutsche Bank”), in its capacity as indenture trustee (the “Indenture Trustee”) for the benefit of the Secured Parties under the Indenture dated as of June 29, 2007, by and between the Issuer and Deutsche Bank, in its capacity as Indenture Trustee and in its separate capacity as a securities intermediary (the “Indenture”).

PRELIMINARY STATEMENT

Section 2.02 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into one or more Series Supplements for the purposes of authorizing the issuance by the Issuer of a Series of Rate Stabilization Bonds and establishing the terms thereof.  The Issuer has duly authorized the creation of a Series of Rate Stabilization Bonds with an initial aggregate principal amount of $623,200,000 to be known as RSB BondCo LLC Rate Stabilization Bonds, Series A (the “Series A Rate Stabilization Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Series Supplement in order to provide for the creation of the Series A Rate Stabilization Bonds.

All terms used in this Series Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Series Supplement or the context clearly requires otherwise.  In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series Supplement shall govern.

GRANTING CLAUSE

With respect to the Series A Rate Stabilization Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Series A Rate Stabilization Bonds, all of the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to the following (collectively, the “Series A Rate Stabilization Bond Collateral”): (a) the Rate Stabilization Property created under and pursuant to the Applicable Qualified Rate Order, and transferred by the Seller to the Issuer pursuant to the Sale Agreement (including, to the fullest extent permitted by law, the right to impose, collect and receive Qualified Rate Stabilization Charges, all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Qualified Rate Stabilization Charges authorized in the Applicable Qualified Rate Order and any Tariffs filed pursuant thereto and any contractual rights to collect such Qualified Rate Stabilization Charges from Customers and Third-Party Collectors), (b) all Qualified Rate Stabilization Charges related to such Rate Stabilization Property, (c) the Sale Agreement and each Bill of Sale executed in connection therewith and all property and interests in property transferred under the Sale Agreement and such Bills of Sale with respect to such Rate Stabilization Property and the Series A Rate Stabilization Bonds, (d) the Servicing Agreement, the Administration Agreement and any subservicing, agency, administration, collection or other agreements executed in connection therewith, to the extent related to the foregoing Rate Stabilization Property and the Series A Rate Stabilization Bonds, (e) the Collection Account for such Series, all subaccounts thereof and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time and all financial assets and securities entitlements carried therein or credited thereto, (f) all rights to compel the Servicer to file for and obtain adjustments to the Qualified Rate Stabilization Charges in accordance with Section 7-531 of the Rate Stabilization Law, the Applicable Qualified Rate Order or any Tariff filed in connection therewith, (g) all deposits, guarantees, surety bonds, letters of credit and other forms of credit support provided by or on behalf of Third-Party Collectors pursuant to such Applicable Qualified Rate Order or Tariff, including investment earnings thereon and all amounts on deposit in the TPC Deposit Accounts, (h) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute Rate Stabilization Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property, (i) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letters of credit, letters-of-credit rights, money, commercial tort claims and supporting obligations related to the foregoing, and (j) all payments on or under, and all proceeds in respect of, any or all of the foregoing; it being understood that the following do not constitute Series A Rate Stabilization Bond Collateral: (i) following retirement of all Outstanding Series of Rate Stabilization Bonds, cash that has been released pursuant to Section 8.04(c) of the Indenture, (ii) amounts deposited with the Issuer on any Series Issuance Date, including the Closing Date, for payment of costs of issuance with respect to the related Series (together with any interest earnings thereon) and (iii) the Initial Capital Contribution by the Member to the Issuer pursuant to Section 2.01 of the LLC Agreement, it being understood that such amounts described in clauses (i), (ii) and (iii) above shall not be subject to Section 3.17 of the Indenture.

The foregoing Grant is made in trust to secure the payment of principal of and premium, if any, interest on, and any other amounts owing in respect of, the Series A Rate Stabilization Bonds and all fees, expenses, counsel fees and expenses and other amounts due and payable to the Indenture Trustee (collectively, the “Secured Obligations”) equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Series A Rate Stabilization Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture.  The Indenture and this Series Supplement constitutes a security agreement within the meaning of the Rate Stabilization Law and under the UCC to the extent that the provisions of the UCC are applicable hereto.  In addition, the Issuer shall cause the filing of one or more financing statements to evidence the security interest of the Indenture Trustee in the Series A Rate Stabilization Bond Collateral.

The Indenture Trustee, as indenture trustee on behalf of the Secured Parties of the Series A Rate Stabilization Bonds, acknowledges such Grant and accepts the trusts under this Series Supplement and the Indenture in accordance with the provisions of this Series Supplement and the Indenture.

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SECTION 1. Designation.  The Series A Rate Stabilization Bonds shall be designated generally as the Rate Stabilization Bonds, Series A and further denominated as Tranches A-1 through A-3.

SECTION 2. Initial Principal Amount; Rate Stabilization Bond Interest Rate; Scheduled Final Payment Date; Final Maturity Date.  The Series A Rate Stabilization Bonds of each Tranche shall have the initial principal amount, bear interest at the rates per annum (as to each Tranche, the “Rate Stabilization Bond Interest Rate”) and shall have the Scheduled Final Payment Dates and the Final Maturity Dates set forth below:

Tranche	Initial Principal Amount	Rate Stabilization Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
Tranche A-1	$284,000,000	5.47%	10/1/2012	10/1/2014
Tranche A-2	$220,000,000	5.72%	4/1/2016	4/1/2018
Tranche A-3	$119,200,000	5.82%	4/1/2017	6/28/2019

The Rate Stabilization Bond Interest Rate shall be computed on the basis of a 360-day year of twelve (12) 30-day months.

SECTION 3.  Authentication Date; Payment Dates; Expected Amortization Schedule for Principal; Periodic Interest; No Premium; Other Terms.

(a)           Authentication Date.  The Series A Rate Stabilization Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on June 29, 2007 (the “Series Issuance Date”) shall have as their date of authentication June 29, 2007.

(b)           Payment Dates.  The Payment Dates for the Series A Rate Stabilization Bonds are April 1 and October 1 of each year or, if any such date is not a Business Day, the following Business Day, commencing on April 1, 2008 and continuing until the earlier of repayment of the Series A, Tranche A-3 Rate Stabilization Bonds in full and the Final Maturity Date for the Series A, Tranche A-3 Rate Stabilization Bonds.

(c)           Expected Amortization Schedule for Principal.  Unless an Event of Default shall have occurred and be continuing on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the holders of the Tranche A-1 Rate Stabilization Bonds, until the Outstanding Amount of such Tranche of Rate Stabilization Bonds thereof has been reduced to zero; (2) to the holders of the Tranche A-2 Rate Stabilization Bonds, until the Outstanding Amount of such Tranche of Rate Stabilization Bonds thereof has been reduced to zero; and (3) to the holders of the Tranche A-3 Rate Stabilization Bonds, until the Outstanding Amount of such Tranche of Rate Stabilization Bonds thereof has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any Tranche on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such Tranche of Rate Stabilization

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Bonds to the amount specified in the Expected Amortization Schedule which is attached as Schedule A hereto for such Tranche and Payment Date.

(d)                                 Periodic Interest.  Periodic Interest will be payable on each Tranche of the Series A Rate Stabilization Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Rate Stabilization Bond Interest Rate and (ii) the Outstanding Amount of the related Tranche of Series A Rate Stabilization Bonds as of the close of business on the preceding Payment Date (or, with respect to the Initial Payment Date, the Outstanding Amount of the related Tranche of Series A Rate Stabilization Bonds on the Series Issuance Date) after giving effect to all payments of principal made to the Holders of the related Tranche of Series A Rate Stabilization Bonds on such preceding Payment Date.

(e)                                  Book-Entry Rate Stabilization Bonds.  The Series A Rate Stabilization Bonds shall be Book-Entry Rate Stabilization Bonds and the applicable provisions of Section 2.11 of the Indenture shall apply to such Rate Stabilization Bonds.

(f)                                    Waterfall Caps.

(i)            The amount payable with respect to the Series A Rate Stabilization Bonds pursuant to Section 8.02(e)(i) of the Indenture shall not exceed $850,000 annually.

(ii)           The amount payable with respect to the Series A Rate Stabilization Bonds pursuant to Section 8.02(e)(ii) of the Indenture shall not exceed on an annual basis (A) for so long as BGE is the Servicer, 0.05% of the aggregate initial principal amount of Series A Rate Stabilization Bonds, provided that BGE may seek approval from the PSC to recover from Customers, in accordance with the Financing Credit Order, any incremental costs it incurs to service the Rate Stabilization Property to the extent such incremental costs exceed 0.05% of the aggregate initial principal amount of Series A Rate Stabilization Bonds, and further provided that such excess amount shall neither be considered an Operating Expense nor be paid out of the Collection Account or included in the calculation of True-Up Adjustments, or (B) if BGE is not the Servicer, 1.25% of the aggregate initial principal amount of Series A Rate Stabilization Bonds, provided, however, that BGE may seek approval from the PSC for a higher fee to be payable under Section 8.02(e)(ii) of the Indenture if it can reasonably demonstrate to the PSC that the services cannot be obtained under then-current market conditions for a fee of 1.25% of the aggregate initial principal amount of Series A Rate Stabilization Bonds.

(iii)          The amount payable for the Series A Rate Stabilization Bonds pursuant to Section 8.02(e)(iii) of the Indenture, shall not exceed $100,000 in the aggregate annually, provided that BGE may seek approval from the PSC to recover from Customers, in accordance with the Financing Credit Order, any incremental costs it incurs to provide administrative support services to the Issuer to the extent such incremental costs exceed $100,000, and further provided that such excess amount shall neither be considered an Operating Expense nor be paid out of the Collection Account or included in the calculation of True-Up Adjustments.

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(iv)          The amount payable with respect to the ordinary periodic Operating Expenses not described above pursuant to Section 8.02(e)(iv) shall not exceed $250,000 in the aggregate annually.

SECTION 4.  Minimum Denominations.  The Series A Rate Stabilization Bonds shall be issuable in the Minimum Denomination and in integral multiples of $1,000 thereof.

SECTION 5.  Certain Defined Terms.  Article I of the Indenture provides that the meanings of certain defined terms used in the Indenture shall, when applied to the Rate Stabilization Bonds of a particular Series, be as defined in Appendix A to the Indenture.  Additionally, Article II of the Indenture provides that with respect to a particular Series of Rate Stabilization Bonds, certain terms will have the meanings specified in the related Series Supplement.  With respect to the Series A Rate Stabilization Bonds, the following definitions shall apply:

“Initial Payment Date” shall mean the first Payment Date for a Tranche of Series A Rate Stabilization Bonds specified in the Expected Amortization Schedule which is attached as Schedule A hereto.

“Minimum Denomination” shall mean $100,000, or integral multiples of $1,000 in excess thereof, except for one Rate Stabilization Bond of each Tranche which may be of a smaller denomination.

“Rate Stabilization Bond Interest Rate” has the meaning set forth in Section 2 of this Series Supplement.

“Payment Date” has the meaning set forth in Section 3(b) of this Series Supplement.

“Periodic Interest” has the meaning set forth in Section 3(d) of this Series Supplement.

“Series Issuance Date” has the meaning set forth in Section 3(a) of this Series Supplement.

SECTION 6.  Delivery and Payment for the Series A Rate Stabilization Bonds; Form of the Series A Rate Stabilization Bonds.  The Indenture Trustee shall deliver the Series A Rate Stabilization Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture.  The Series A Rate Stabilization Bonds of each Tranche shall be in the form of Exhibits A-1 through A-3 hereto.

SECTION 7.  Ratification of Agreement.  As supplemented by this Series Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series Supplement, shall be read, taken, and construed as one and the same instrument.  This Series Supplement amends, modifies and supplements the Indenture only in so far as it relates to the Series A Rate Stabilization Bonds.

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SECTION 8.  Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 9.  GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN RATE STABILIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO SUCH RATE STABILIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

SECTION 10.  Issuer Obligation.  No recourse may be taken directly or indirectly, by the Holders with respect to the obligations of the Issuer on the Rate Stabilization Bonds, under the Indenture or under this Series Supplement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Managers in their respective individual capacities, (ii) any owner of a limited liability company interest in the Issuer (including BGE) or (iii) any shareholder, partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a limited liability company interest in the Issuer (including BGE) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed (it being understood that none of the Indenture Trustee, the Managers and BGE have any such obligations in their respective individual or corporate capacities).

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IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the first day of the month and year first above written.

RSB BONDCO LLC, as Issuer

By:	/s/ Charles A. Berardesco
	Name:	Charles A. Berardesco
	Title:	Secretary

Issuer Signature Page to Series Supplement

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely in its capacity as Indenture Trustee

By:	/s/ Eileen Hughes
	Name:	Eileen Hughes
	Title:	Vice President

By:	/s/ Louis Bodi
	Name:	Louis Bodi
	Title:	Vice President

Trustee Signature Page to Series Supplement

SCHEDULE A

EXPECTED AMORTIZATION SCHEDULE

OUTSTANDING PRINCIPAL BALANCE PER TRANCHE

Payment Date	Tranche A-1	Tranche A-2	Tranche A-3
Series Issuance Date	$284,000,000	$220,000,000	$119,200,000
4/1/2008	$250,741,286	$220,000,000	$119,200,000
10/1/2008	$225,198,598	$220,000,000	$119,200,000
4/1/2009	$198,590,708	$220,000,000	$119,200,000
10/1/2009	$171,674,318	$220,000,000	$119,200,000
4/1/2010	$143,549,922	$220,000,000	$119,200,000
10/1/2010	$115,131,815	$220,000,000	$119,200,000
4/1/2011	$85,457,334	$220,000,000	$119,200,000
10/1/2011	$55,423,848	$220,000,000	$119,200,000
4/1/2012	$24,142,900	$220,000,000	$119,200,000
10/1/2012	$0	$212,419,156	$119,200,000
4/1/2013	$0	$179,418,862	$119,200,000
10/1/2013	$0	$145,855,662	$119,200,000
4/1/2014	$0	$110,970,180	$119,200,000
10/1/2014	$0	$75,433,398	$119,200,000
4/1/2015	$0	$38,549,788	$119,200,000
10/1/2015	$0	$925,060	$119,200,000
4/1/2016	$0	$0	$81,127,235
10/1/2016	$0	$0	$41,269,298
4/1/2017	$0	$0	$0

Exhibit A-1

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO. R-1	$284,000,000

CUSIP NO.

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS SERIES A, TRANCHE A-1 RATE STABILIZATION BOND (“THIS TRANCHE A-1 RATE STABILIZATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-1 RATE STABILIZATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THE HOLDER OF THIS TRANCHE A-1 RATE STABILIZATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RATE STABILIZATION BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE AND THE SERIES SUPPLEMENT REFERRED TO ON THE REVERSE HEREOF, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-1 RATE STABILIZATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS TRANCHE A-1 RATE STABILIZATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES A RATE STABILIZATION BONDS, IT WILL NOT ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER OR ANY MANAGER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING AN INVOLUNTARY CASE AGAINST THE ISSUER

UNDER ANY INSOLVENCY LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS RESPECTIVE PROPERTY, OR ORDERING THE DISSOLUTION, WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR THE LLC AGREEMENT OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

THE STATE OF MARYLAND AND ANY OTHER GOVERNMENTAL UNIT ARE NOT OBLIGED TO PAY THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-1 RATE STABILIZATION BOND.  NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF MARYLAND OR ANY OTHER GOVERNMENTAL UNIT IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-1 RATE STABILIZATION BOND.  THE STATE OF MARYLAND HAS PLEDGED, FOR THE BENEFIT AND PROTECTION OF THE HOLDERS OF RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-1 RATE STABILIZATION BOND, THAT IT WILL NOT TAKE OR ALLOW ANY ACTION THAT WOULD IMPAIR THE VALUE OF THE RATE STABILIZATION PROPERTY, OR, EXCEPT AS ALLOWED BY APPLICABLE SECTIONS OF THE RATE STABILIZATION ACT, REDUCE, ALTER OR IMPAIR THE QUALIFIED RATE STABILIZATION CHARGES TO BE IMPOSED, COLLECTED AND REMITTED TO THE INDENTURE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-1 RATE STABILIZATION BOND, UNTIL THE PRINCIPAL, INTEREST AND PREMIUM, AND ANY OTHER CHARGES INCURRED AND CONTRACTS TO BE PERFORMED IN CONNECTION WITH THE RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-1 RATE STABILIZATION BOND, HAVE BEEN PAID AND PERFORMED IN FULL.

RSB BONDCO LLC RATE STABILIZATION BONDS,

Series A, Tranche A-1

Interest Rate	Original Principal Amount	Final Maturity Date

5.47%	$284,000,000	October 1, 2014

RSB BONDCO LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the Interest Rate shown above, on each April 1st and October 1st or if any such day is not a Business Day, the next succeeding Business Day, commencing on April 1, 2008 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Series A, Tranche A-1 Rate Stabilization Bond (hereinafter referred to as this “Tranche A-1 Rate Stabilization Bond”).  Interest on this Tranche A-1 Rate Stabilization Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Tranche A-1 Rate Stabilization Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-1 Rate Stabilization Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Tranche A-1 Rate Stabilization Bond shall be applied first to interest due and payable on this Tranche A-1 Rate Stabilization Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-1 Rate Stabilization Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-1 Rate Stabilization Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-1 Rate Stabilization Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Tranche A-1 Rate Stabilization Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date:	RSB BONDCO LLC

By:
Name:
Title:

Issuer Signature Page to Tranche A-1 Rate Stabilization Bond

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Series A, Tranche A-1 Rate Stabilization Bonds, designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee and as Securities Intermediary

By:
Name:
Title:

Trustee Signature Page to Tranche A-1 Rate Stabilization Bond

REVERSE OF RATE STABILIZATION BOND

This Series A, Tranche A-1 Rate Stabilization Bond is one of a duly authorized issue of Rate Stabilization Bonds of the Issuer (herein called the “Rate Stabilization Bonds”), issued and to be issued in one or more Series, which Series are issuable in one or more Tranches, and the Series A Rate Stabilization Bonds consists of three Tranches, including this Tranche A-1 Rate Stabilization Bond (herein called the “Tranche A-1 Rate Stabilization Bonds”), all issued and to be issued under that certain Indenture dated as of June 29, 2007 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Rate Stabilization Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 29, 2007, between the Issuer and the Indenture Trustee.  All terms used in this Tranche A-1 Rate Stabilization Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-1 Rate Stabilization Bonds, the other Tranches of Series A Rate Stabilization Bonds (all of such Tranches being referred to herein as “Series A Rate Stabilization Bonds”) and any other Series of Rate Stabilization Bonds issued by the Issuer are and will be equally and ratably secured by the Series Rate Stabilization Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-1 Rate Stabilization Bond shall be payable on each Payment Date only to the extent that amounts in the applicable Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the related Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have declared such Rate Stabilization Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Tranche A-1 Rate Stabilization Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Rate Stabilization Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Rate Stabilization Bonds representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have

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declared the Rate Stabilization Bonds of this Series to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Tranche A-1 Rate Stabilization Bonds shall be made pro rata to the Tranche A-1 Holders entitled thereto based on the respective principal amounts of the Tranche A-1 Rate Stabilization Bonds held by them.

Payments of interest on this Tranche A-1 Rate Stabilization Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-1 Rate Stabilization Bond (or one or more Predecessor Rate Stabilization Bonds) on the Rate Stabilization Bond Register on the Record Date or in such other manner as may be provided in the Indenture or the related Series Supplement, except that (i) upon application to the Indenture Trustee by any Holder owning a Global Rate Stabilization Bond evidencing this Tranche A-1 Rate Stabilization Bond in the principal amount of $10,000,000 or more not later than the applicable Record Date payment will be made by wire transfer to an account maintained by such Holder and (ii) if this Tranche A-1 Rate Stabilization Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Rate Stabilization Bond evidencing this Tranche A-1 Rate Stabilization Bond unless and until such Global Rate Stabilization Bond is exchanged for Definitive Rate Stabilization Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-1 Rate Stabilization Bond on a Payment Date which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Rate Stabilization Bond Register as of the applicable Record Date without requiring that this Tranche A-1 Rate Stabilization Bond be submitted for notation of payment.  Any reduction in the principal amount of this Tranche A-1 Rate Stabilization Bond (or any one or more Predecessor Rate Stabilization Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-1 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-1 Rate Stabilization Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-1 Rate Stabilization Bond and shall specify the place where this Tranche A-1 Rate Stabilization Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Rate Stabilization Bond Interest Rate to the extent lawful.

This Rate Stabilization Bond is a “Rate Stabilization Bond” as such term is defined in the Rate Stabilization Law.  Principal and interest due and payable on this Rate

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Stabilization Bond are payable from and secured primarily by Rate Stabilization Property created and established by a Qualified Rate Order obtained from the Public Service Commission of Maryland pursuant to the Rate Stabilization Law.  Rate Stabilization Property consists of the rights and interests of the Seller in the relevant Qualified Rate Order, including the right to impose, collect and recover certain charges (defined in the Rate Stabilization Law as “Qualified Rate Stabilization Charges”) to be included in regular electric utility bills of existing and future residential electric delivery service customers within the service territory of BGE, a Maryland electric utility, or its successors or assigns, as more fully described in the Qualified Rate Order.

The Rate Stabilization Law provides that:  “The state pledges for the benefit and protection of financing parties and the electric company, that it will not take or allow any action that would impair the value of rate stabilization property, or, except as allowed in accordance with Sections 7-531, 7-533, and 7-534 [of the Rate Stabilization Law], reduce, alter, or impair the qualified rate stabilization charges to be imposed, collected, and remitted to financing parties, until the principal, interest and premium, and any other charges incurred and contracts to be performed in connection with the related rate stabilization bonds have been paid and performed in full.  Any party issuing rate stabilization bonds is authorized to include this pledge in any documentation relating to those bonds.”

As a result of the foregoing pledge, the State of Maryland may not, except as provided in the succeeding sentence, in any way reduce, alter or impair the Qualified Rate Stabilization Charges until the Rate Stabilization Bonds, together with interest thereon, are fully paid and discharged.  Notwithstanding the immediately preceding sentence, the State of Maryland would be allowed to effect a temporary impairment of the Holders’ rights if it could be shown that such impairment was necessary to advance a significant and legitimate public purpose.

The Issuer and BGE hereby acknowledge that the purchase of this Rate Stabilization Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-1 Rate Stabilization Bond may be registered on the Rate Stabilization Bond Register upon surrender of this Tranche A-1 Rate Stabilization Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii)The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-1 Rate Stabilization Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Tranche A-1 Rate Stabilization Bond, but the

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transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.06 of the Indenture not involving any transfer.

Each Rate Stabilization Bond holder, by acceptance of a Rate Stabilization Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Rate Stabilization Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Managers in their respective individual capacities, (ii) any owner of a limited liability company interest in the Issuer (including BGE) or (iii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a limited liability company interest in the Issuer (including BGE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing (it being understood that none of the Indenture Trustee, the Managers or BGE has any such obligations in their respective individual or corporate capacities).

Prior to the due presentment for registration of transfer of this Tranche A-1 Rate Stabilization Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-1 Rate Stabilization Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-1 Rate Stabilization Bond and for all other purposes whatsoever, whether or not this Tranche A-1 Rate Stabilization Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Rate Stabilization Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Rate Stabilization Bonds at the time outstanding of each Series or Tranche to be affected.  The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Rate Stabilization Bonds of all Series, on behalf of the Holders of all the Rate Stabilization Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Tranche A-1 Rate Stabilization Bond (or any one of more Predecessor Rate Stabilization Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-1 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-1 Rate Stabilization Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Rate Stabilization Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-1 Rate Stabilization Bond and (b) certain

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restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Tranche A-1 Rate Stabilization Bond.

The term “Issuer” as used in this Tranche A-1 Rate Stabilization Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-1 Rate Stabilization Bonds are issuable only in registered form in denominations as provided in the Indenture and the related Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-1 RATE STABILIZATION BOND, THE INDENTURE AND THE RELATED SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN RATE STABILIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO SUCH RATE STABILIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

No reference herein to the Indenture and no provision of this Tranche A-1 Rate Stabilization Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-1 Rate Stabilization Bond at the times, place, and rate, and in the coin or currency herein prescribed.

The Holder of this Tranche A-1 Rate Stabilization Bond by the acceptance hereof agrees that, notwithstanding any provision of the Indenture or the related Series Supplement to the contrary, the Holder shall have no recourse against the Issuer, but shall look only to the Rate Stabilization Bond Collateral, with respect to any amounts due to the Holder under this Tranche A-1 Rate Stabilization Bond.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 Rate Stabilization Bond, by acquiring any Tranche A-1 Rate Stabilization Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-1 Rate Stabilization Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other

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taxes, so long as any of the Tranche A-1 Rate Stabilization Bonds are outstanding, agree to treat the Tranche A-1 Rate Stabilization Bonds as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral unless otherwise required by appropriate taxing authorities.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-1 Rate Stabilization Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT		Custodian
	(Custodian)		(minor)
	Under Uniform Gifts to Minor Act (			)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned(1) hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-1 Rate Stabilization Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                           , attorney, to transfer said Tranche A-1 Rate Stabilization Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

(1)           RATE STABILIZATION BOND:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-1  Rate Stabilization Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.

Exhibit A-2

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO. R-2	$220,000,000

CUSIP NO.

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS SERIES A, TRANCHE A-2 RATE STABILIZATION BOND (“THIS TRANCHE A-2 RATE STABILIZATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-2 RATE STABILIZATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THE HOLDER OF THIS TRANCHE A-2 RATE STABILIZATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RATE STABILIZATION BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE AND THE SERIES SUPPLEMENT REFERRED TO ON THE REVERSE HEREOF, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-2 RATE STABILIZATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS TRANCHE A-2 RATE STABILIZATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES A RATE STABILIZATION BONDS, IT WILL NOT ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER OR ANY MANAGER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING AN INVOLUNTARY CASE AGAINST THE ISSUER

UNDER ANY INSOLVENCY LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS RESPECTIVE PROPERTY, OR ORDERING THE DISSOLUTION, WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR THE LLC AGREEMENT OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

THE STATE OF MARYLAND AND ANY OTHER GOVERNMENTAL UNIT ARE NOT OBLIGED TO PAY THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-2 RATE STABILIZATION BOND.  NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF MARYLAND OR ANY OTHER GOVERNMENTAL UNIT IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-2 RATE STABILIZATION BOND.  THE STATE OF MARYLAND HAS PLEDGED, FOR THE BENEFIT AND PROTECTION OF THE HOLDERS OF RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-2 RATE STABILIZATION BOND, THAT IT WILL NOT TAKE OR ALLOW ANY ACTION THAT WOULD IMPAIR THE VALUE OF THE RATE STABILIZATION PROPERTY, OR, EXCEPT AS ALLOWED BY APPLICABLE SECTIONS OF THE RATE STABILIZATION ACT, REDUCE, ALTER OR IMPAIR THE QUALIFIED RATE STABILIZATION CHARGES TO BE IMPOSED, COLLECTED AND REMITTED TO THE INDENTURE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-2 RATE STABILIZATION BOND, UNTIL THE PRINCIPAL, INTEREST AND PREMIUM, AND ANY OTHER CHARGES INCURRED AND CONTRACTS TO BE PERFORMED IN CONNECTION WITH THE RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-2 RATE STABILIZATION BOND, HAVE BEEN PAID AND PERFORMED IN FULL.

RSB BONDCO LLC RATE STABILIZATION BONDS,

Series A, Tranche A-2

Interest Rate	Original Principal Amount	Final Maturity Date

5.72%	$220,000,000	April 1, 2018

RSB BONDCO LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the Interest Rate shown above, on each April 1st and October 1st or if any such day is not a Business Day, the next succeeding Business Day, commencing on April 1, 2008 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Series A, Tranche A-2 Rate Stabilization Bond (hereinafter referred to as this “Tranche A-2 Rate Stabilization Bond”).  Interest on this Tranche A-2 Rate Stabilization Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Tranche A-2 Rate Stabilization Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-2 Rate Stabilization Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Tranche A-2 Rate Stabilization Bond shall be applied first to interest due and payable on this Tranche A-2 Rate Stabilization Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-2 Rate Stabilization Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-2 Rate Stabilization Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-2 Rate Stabilization Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Tranche A-2 Rate Stabilization Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date:	RSB BONDCO LLC

By:
Name:
Title:

Issuer Signature Page to Tranche A-2 Rate Stabilization Bond

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Series A, Tranche A-2 Rate Stabilization Bonds, designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee and as Securities Intermediary

By:
Name:
Title:

Trustee Signature Page to Tranche A-2 Rate Stabilization Bond

REVERSE OF RATE STABILIZATION BOND

This Series A, Tranche A-2 Rate Stabilization Bond is one of a duly authorized issue of Rate Stabilization Bonds of the Issuer (herein called the “Rate Stabilization Bonds”), issued and to be issued in one or more Series, which Series are issuable in one or more Tranches, and the Series A Rate Stabilization Bonds consists of three Tranches, including this Tranche A-2 Rate Stabilization Bond (herein called the “Tranche A-2 Rate Stabilization Bonds”), all issued and to be issued under that certain Indenture dated as of June 29, 2007 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Rate Stabilization Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 29, 2007, between the Issuer and the Indenture Trustee.  All terms used in this Tranche A-2 Rate Stabilization Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-2 Rate Stabilization Bonds, the other Tranches of Series A Rate Stabilization Bonds (all of such Tranches being referred to herein as “Series A Rate Stabilization Bonds”) and any other Series of Rate Stabilization Bonds issued by the Issuer are and will be equally and ratably secured by the Series Rate Stabilization Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-2 Rate Stabilization Bond shall be payable on each Payment Date only to the extent that amounts in the applicable Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the related Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have declared such Rate Stabilization Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Tranche A-2 Rate Stabilization Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Rate Stabilization Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Rate Stabilization Bonds representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have

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declared the Rate Stabilization Bonds of this Series to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Tranche A-2 Rate Stabilization Bonds shall be made pro rata to the Tranche A-2 Holders entitled thereto based on the respective principal amounts of the Tranche A-2 Rate Stabilization Bonds held by them.

Payments of interest on this Tranche A-2 Rate Stabilization Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-2 Rate Stabilization Bond (or one or more Predecessor Rate Stabilization Bonds) on the Rate Stabilization Bond Register on the Record Date or in such other manner as may be provided in the Indenture or the related Series Supplement, except that (i) upon application to the Indenture Trustee by any Holder owning a Global Rate Stabilization Bond evidencing this Tranche A-2 Rate Stabilization Bond in the principal amount of $10,000,000 or more not later than the applicable Record Date payment will be made by wire transfer to an account maintained by such Holder and (ii) if this Tranche A-2 Rate Stabilization Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Rate Stabilization Bond evidencing this Tranche A-2 Rate Stabilization Bond unless and until such Global Rate Stabilization Bond is exchanged for Definitive Rate Stabilization Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-2 Rate Stabilization Bond on a Payment Date which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Rate Stabilization Bond Register as of the applicable Record Date without requiring that this Tranche A-2 Rate Stabilization Bond be submitted for notation of payment.  Any reduction in the principal amount of this Tranche A-2 Rate Stabilization Bond (or any one or more Predecessor Rate Stabilization Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-2 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-2 Rate Stabilization Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-2 Rate Stabilization Bond and shall specify the place where this Tranche A-2 Rate Stabilization Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Rate Stabilization Bond Interest Rate to the extent lawful.

This Rate Stabilization Bond is a “Rate Stabilization Bond” as such term is defined in the Rate Stabilization Law.  Principal and interest due and payable on this Rate

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Stabilization Bond are payable from and secured primarily by Rate Stabilization Property created and established by a Qualified Rate Order obtained from the Public Service Commission of Maryland pursuant to the Rate Stabilization Law.  Rate Stabilization Property consists of the rights and interests of the Seller in the relevant Qualified Rate Order, including the right to impose, collect and recover certain charges (defined in the Rate Stabilization Law as “Qualified Rate Stabilization Charges”) to be included in regular electric utility bills of existing and future residential electric delivery service customers within the service territory of BGE, a Maryland electric utility, or its successors or assigns, as more fully described in the Qualified Rate Order.

The Rate Stabilization Law provides that:  “The state pledges for the benefit and protection of financing parties and the electric company, that it will not take or allow any action that would impair the value of rate stabilization property, or, except as allowed in accordance with Sections 7-531, 7-533, and 7-534 [of the Rate Stabilization Law], reduce, alter, or impair the qualified rate stabilization charges to be imposed, collected, and remitted to financing parties, until the principal, interest and premium, and any other charges incurred and contracts to be performed in connection with the related rate stabilization bonds have been paid and performed in full.  Any party issuing rate stabilization bonds is authorized to include this pledge in any documentation relating to those bonds.”

As a result of the foregoing pledge, the State of Maryland may not, except as provided in the succeeding sentence, in any way reduce, alter or impair the Qualified Rate Stabilization Charges until the Rate Stabilization Bonds, together with interest thereon, are fully paid and discharged.  Notwithstanding the immediately preceding sentence, the State of Maryland would be allowed to effect a temporary impairment of the Holders’ rights if it could be shown that such impairment was necessary to advance a significant and legitimate public purpose.

The Issuer and BGE hereby acknowledge that the purchase of this Rate Stabilization Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-2 Rate Stabilization Bond may be registered on the Rate Stabilization Bond Register upon surrender of this Tranche A-2 Rate Stabilization Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii)The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-2 Rate Stabilization Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Tranche A-2 Rate Stabilization Bond, but the

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transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.06 of the Indenture not involving any transfer.

Each Rate Stabilization Bond holder, by acceptance of a Rate Stabilization Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Rate Stabilization Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Managers in their respective individual capacities, (ii) any owner of a limited liability company interest in the Issuer (including BGE) or (iii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a limited liability company interest in the Issuer (including BGE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing (it being understood that none of the Indenture Trustee, the Managers or BGE has any such obligations in their respective individual or corporate capacities).

Prior to the due presentment for registration of transfer of this Tranche A-2 Rate Stabilization Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-2 Rate Stabilization Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-2 Rate Stabilization Bond and for all other purposes whatsoever, whether or not this Tranche A-2 Rate Stabilization Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Rate Stabilization Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Rate Stabilization Bonds at the time outstanding of each Series or Tranche to be affected.  The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Rate Stabilization Bonds of all Series, on behalf of the Holders of all the Rate Stabilization Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Tranche A-2 Rate Stabilization Bond (or any one of more Predecessor Rate Stabilization Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-2 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-2 Rate Stabilization Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Rate Stabilization Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-2 Rate Stabilization Bond and (b) certain

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restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Tranche A-2 Rate Stabilization Bond.

The term “Issuer” as used in this Tranche A-2 Rate Stabilization Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-2 Rate Stabilization Bonds are issuable only in registered form in denominations as provided in the Indenture and the related Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-2 RATE STABILIZATION BOND, THE INDENTURE AND THE RELATED SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN RATE STABILIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO SUCH RATE STABILIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

No reference herein to the Indenture and no provision of this Tranche A-2 Rate Stabilization Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-2 Rate Stabilization Bond at the times, place, and rate, and in the coin or currency herein prescribed.

The Holder of this Tranche A-2 Rate Stabilization Bond by the acceptance hereof agrees that, notwithstanding any provision of the Indenture or the related Series Supplement to the contrary, the Holder shall have no recourse against the Issuer, but shall look only to the Rate Stabilization Bond Collateral, with respect to any amounts due to the Holder under this Tranche A-2 Rate Stabilization Bond.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 Rate Stabilization Bond, by acquiring any Tranche A-2 Rate Stabilization Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-2 Rate Stabilization Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other

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taxes, so long as any of the Tranche A-2 Rate Stabilization Bonds are outstanding, agree to treat the Tranche A-2 Rate Stabilization Bonds as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral unless otherwise required by appropriate taxing authorities.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-2 Rate Stabilization Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT		Custodian
	(Custodian)		(minor)
	Under Uniform Gifts to Minor Act (			)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned(2) hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-2 Rate Stabilization Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                           , attorney, to transfer said Tranche A-2 Rate Stabilization Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

(2)           RATE STABILIZATION BOND:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-2 Rate Stabilization Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.

Exhibit A-3

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO. R-3	$119,200,000

CUSIP NO.

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS SERIES A, TRANCHE A-3 RATE STABILIZATION BOND (“THIS TRANCHE A-3 RATE STABILIZATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-3 RATE STABILIZATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THE HOLDER OF THIS TRANCHE A-3 RATE STABILIZATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RATE STABILIZATION BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE AND THE SERIES SUPPLEMENT REFERRED TO ON THE REVERSE HEREOF, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-3 RATE STABILIZATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS TRANCHE A-3 RATE STABILIZATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES A RATE STABILIZATION BONDS, IT WILL NOT ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER OR ANY MANAGER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING AN INVOLUNTARY CASE AGAINST THE ISSUER

UNDER ANY INSOLVENCY LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS RESPECTIVE PROPERTY, OR ORDERING THE DISSOLUTION, WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR THE LLC AGREEMENT OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

THE STATE OF MARYLAND AND ANY OTHER GOVERNMENTAL UNIT ARE NOT OBLIGED TO PAY THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-3 RATE STABILIZATION BOND.  NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF MARYLAND OR ANY OTHER GOVERNMENTAL UNIT IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-3 RATE STABILIZATION BOND.  THE STATE OF MARYLAND HAS PLEDGED, FOR THE BENEFIT AND PROTECTION OF THE HOLDERS OF RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-3 RATE STABILIZATION BOND, THAT IT WILL NOT TAKE OR ALLOW ANY ACTION THAT WOULD IMPAIR THE VALUE OF THE RATE STABILIZATION PROPERTY, OR, EXCEPT AS ALLOWED BY APPLICABLE SECTIONS OF THE RATE STABILIZATION ACT, REDUCE, ALTER OR IMPAIR THE QUALIFIED RATE STABILIZATION CHARGES TO BE IMPOSED, COLLECTED AND REMITTED TO THE INDENTURE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-3 RATE STABILIZATION BOND, UNTIL THE PRINCIPAL, INTEREST AND PREMIUM, AND ANY OTHER CHARGES INCURRED AND CONTRACTS TO BE PERFORMED IN CONNECTION WITH THE RSB BONDCO LLC RATE STABILIZATION BONDS, INCLUDING THIS TRANCHE A-3 RATE STABILIZATION BOND, HAVE BEEN PAID AND PERFORMED IN FULL.

RSB BONDCO LLC RATE STABILIZATION BONDS,

Series A, Tranche A-3

Interest Rate	Original Principal Amount	Final Maturity Date

5.82%	$119,200,000	June 28, 2019

RSB BONDCO LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the Interest Rate shown above, on each April 1st and October 1st or if any such day is not a Business Day, the next succeeding Business Day, commencing on April 1, 2008 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Series A, Tranche A-3 Rate Stabilization Bond (hereinafter referred to as this “Tranche A-3 Rate Stabilization Bond”).  Interest on this Tranche A-3 Rate Stabilization Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Tranche A-3 Rate Stabilization Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-3 Rate Stabilization Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Tranche A-3 Rate Stabilization Bond shall be applied first to interest due and payable on this Tranche A-3 Rate Stabilization Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-3 Rate Stabilization Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-3 Rate Stabilization Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-3 Rate Stabilization Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Tranche A-3 Rate Stabilization Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date:	RSB BONDCO LLC

By:
Name:
Title:

Issuer Signature Page to Tranche A-3 Rate Stabilization Bond

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Series A, Tranche A-3 Rate Stabilization Bonds, designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee and as Securities Intermediary

By:
Name:
Title:

Trustee Signature Page to Tranche A-3 Rate Stabilization Bond

REVERSE OF RATE STABILIZATION BOND

This Series A, Tranche A-3 Rate Stabilization Bond is one of a duly authorized issue of Rate Stabilization Bonds of the Issuer (herein called the “Rate Stabilization Bonds”), issued and to be issued in one or more Series, which Series are issuable in one or more Tranches, and the Series A Rate Stabilization Bonds consists of three Tranches, including this Tranche A-3 Rate Stabilization Bond (herein called the “Tranche A-3 Rate Stabilization Bonds”), all issued and to be issued under that certain Indenture dated as of June 29, 2007 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Rate Stabilization Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 29, 2007, between the Issuer and the Indenture Trustee.  All terms used in this Tranche A-3 Rate Stabilization Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-3 Rate Stabilization Bonds, the other Tranches of Series A Rate Stabilization Bonds (all of such Tranches being referred to herein as “Series A Rate Stabilization Bonds”) and any other Series of Rate Stabilization Bonds issued by the Issuer are and will be equally and ratably secured by the Series Rate Stabilization Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-3 Rate Stabilization Bond shall be payable on each Payment Date only to the extent that amounts in the applicable Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the related Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have declared such Rate Stabilization Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Tranche A-3 Rate Stabilization Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Rate Stabilization Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Rate Stabilization Bonds representing not less than a majority of the Outstanding Amount of the Rate Stabilization Bonds of this Series have

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declared the Rate Stabilization Bonds of this Series to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Tranche A-3 Rate Stabilization Bonds shall be made pro rata to the Tranche A-3 Holders entitled thereto based on the respective principal amounts of the Tranche A-3 Rate Stabilization Bonds held by them.

Payments of interest on this Tranche A-3 Rate Stabilization Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-3 Rate Stabilization Bond (or one or more Predecessor Rate Stabilization Bonds) on the Rate Stabilization Bond Register on the Record Date or in such other manner as may be provided in the Indenture or the related Series Supplement, except that (i) upon application to the Indenture Trustee by any Holder owning a Global Rate Stabilization Bond evidencing this Tranche A-3 Rate Stabilization Bond in the principal amount of $10,000,000 or more not later than the applicable Record Date payment will be made by wire transfer to an account maintained by such Holder and (ii) if this Tranche A-3 Rate Stabilization Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Rate Stabilization Bond evidencing this Tranche A-3 Rate Stabilization Bond unless and until such Global Rate Stabilization Bond is exchanged for Definitive Rate Stabilization Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-3 Rate Stabilization Bond on a Payment Date which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Rate Stabilization Bond Register as of the applicable Record Date without requiring that this Tranche A-3 Rate Stabilization Bond be submitted for notation of payment.  Any reduction in the principal amount of this Tranche A-3 Rate Stabilization Bond (or any one or more Predecessor Rate Stabilization Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-3 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-3 Rate Stabilization Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-3 Rate Stabilization Bond and shall specify the place where this Tranche A-3 Rate Stabilization Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Rate Stabilization Bond Interest Rate to the extent lawful.

This Rate Stabilization Bond is a “Rate Stabilization Bond” as such term is defined in the Rate Stabilization Law.  Principal and interest due and payable on this Rate

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Stabilization Bond are payable from and secured primarily by Rate Stabilization Property created and established by a Qualified Rate Order obtained from the Public Service Commission of Maryland pursuant to the Rate Stabilization Law.  Rate Stabilization Property consists of the rights and interests of the Seller in the relevant Qualified Rate Order, including the right to impose, collect and recover certain charges (defined in the Rate Stabilization Law as “Qualified Rate Stabilization Charges”) to be included in regular electric utility bills of existing and future residential electric delivery service customers within the service territory of BGE, a Maryland electric utility, or its successors or assigns, as more fully described in the Qualified Rate Order.

The Rate Stabilization Law provides that:  “The state pledges for the benefit and protection of financing parties and the electric company, that it will not take or allow any action that would impair the value of rate stabilization property, or, except as allowed in accordance with Sections 7-531, 7-533, and 7-534 [of the Rate Stabilization Law], reduce, alter, or impair the qualified rate stabilization charges to be imposed, collected, and remitted to financing parties, until the principal, interest and premium, and any other charges incurred and contracts to be performed in connection with the related rate stabilization bonds have been paid and performed in full.  Any party issuing rate stabilization bonds is authorized to include this pledge in any documentation relating to those bonds.”

As a result of the foregoing pledge, the State of Maryland may not, except as provided in the succeeding sentence, in any way reduce, alter or impair the Qualified Rate Stabilization Charges until the Rate Stabilization Bonds, together with interest thereon, are fully paid and discharged.  Notwithstanding the immediately preceding sentence, the State of Maryland would be allowed to effect a temporary impairment of the Holders’ rights if it could be shown that such impairment was necessary to advance a significant and legitimate public purpose.

The Issuer and BGE hereby acknowledge that the purchase of this Rate Stabilization Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-3 Rate Stabilization Bond may be registered on the Rate Stabilization Bond Register upon surrender of this Tranche A-3 Rate Stabilization Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii)The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-3 Rate Stabilization Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Tranche A-3 Rate Stabilization Bond, but the

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transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.06 of the Indenture not involving any transfer.

Each Rate Stabilization Bond holder, by acceptance of a Rate Stabilization Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Rate Stabilization Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Managers in their respective individual capacities, (ii) any owner of a limited liability company interest in the Issuer (including BGE) or (iii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a limited liability company interest in the Issuer (including BGE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing (it being understood that none of the Indenture Trustee, the Managers or BGE has any such obligations in their respective individual or corporate capacities).

Prior to the due presentment for registration of transfer of this Tranche A-3 Rate Stabilization Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-3 Rate Stabilization Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-3 Rate Stabilization Bond and for all other purposes whatsoever, whether or not this Tranche A-3 Rate Stabilization Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Rate Stabilization Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Rate Stabilization Bonds at the time outstanding of each Series or Tranche to be affected.  The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Rate Stabilization Bonds of all Series, on behalf of the Holders of all the Rate Stabilization Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Tranche A-3 Rate Stabilization Bond (or any one of more Predecessor Rate Stabilization Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-3 Rate Stabilization Bond and of any Rate Stabilization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-3 Rate Stabilization Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Rate Stabilization Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-3 Rate Stabilization Bond and (b) certain

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restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Tranche A-3 Rate Stabilization Bond.

The term “Issuer” as used in this Tranche A-3 Rate Stabilization Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-3 Rate Stabilization Bonds are issuable only in registered form in denominations as provided in the Indenture and the related Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-3 RATE STABILIZATION BOND, THE INDENTURE AND THE RELATED SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN RATE STABILIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO SUCH RATE STABILIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

No reference herein to the Indenture and no provision of this Tranche A-3 Rate Stabilization Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-3 Rate Stabilization Bond at the times, place, and rate, and in the coin or currency herein prescribed.

The Holder of this Tranche A-3 Rate Stabilization Bond by the acceptance hereof agrees that, notwithstanding any provision of the Indenture or the related Series Supplement to the contrary, the Holder shall have no recourse against the Issuer, but shall look only to the Rate Stabilization Bond Collateral, with respect to any amounts due to the Holder under this Tranche A-3 Rate Stabilization Bond.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-3 Rate Stabilization Bond, by acquiring any Tranche A-3 Rate Stabilization Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-3 Rate Stabilization Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other

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taxes, so long as any of the Tranche A-3 Rate Stabilization Bonds are outstanding, agree to treat the Tranche A-3 Rate Stabilization Bonds as indebtedness of the sole owner of the Issuer secured by the Rate Stabilization Bond Collateral unless otherwise required by appropriate taxing authorities.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-3 Rate Stabilization Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT		Custodian
	(Custodian)		(minor)
	Under Uniform Gifts to Minor Act (			)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned(3) hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-3 Rate Stabilization Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                           , attorney, to transfer said Tranche A-3 Rate Stabilization Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

(3)           RATE STABILIZATION BOND:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-3 Rate Stabilization Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs:  (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.